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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report -- August 2, 1999


                            RGS Energy Group, Inc.
              (Exact name of registrant as specified in charter)


                                   New York
                (State or other jurisdiction of incorporation)


                                 333-67427
                           (Commission File Number)


                                 16-1558410
                       (IRS Employer Identification No.)


                  89 EAST AVENUE, ROCHESTER, NEW YORK  14649
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (716) 546-2700
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ITEM 5.   OTHER EVENTS

          Effective August 2, 1999 Rochester Gas and Electric Corporation (RG&E) was reorganized into a holding company pursuant to an Agreement and Plan of Share Exchange between RGS Energy Group, Inc. and RG&E. Each share of Common Stock of RG&E was exchanged for a share of Common Stock of RGS Energy Group, Inc. and RG&E became a wholly owned subsidiary of RGS Energy Group, Inc. The preferred stock and debt of RG&E were not changed and remain securities of RG&E. The Agreement and Plan of Share Exchange was implemented in a manner described in the Proxy Statement and Prospectus dated March 8, 1999 and interested parties are referred to that document for a more detailed explanation.

          RG&E is terminating the registration of its common stock under the Securities Exchange Act of 1934 and delisting its shares on the New York Stock Exchange. The common stock of RGS Energy Group, Inc. is listed on the New York Stock Exchange under the symbol RGS.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:  See Exhibit Index below.


                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           RGS ENERGY GROUP, INC.



Date: August 2, 1999       By:       /s/ J. B. Stokes
                                -------------------------------
                                        J. Burt Stokes
                                  Senior Vice President and
                                   Chief Financial Officer



Date: August 2, 1999       By:      /s/ William J. Reddy
                                --------------------------------
                                      William J. Reddy
                                         Controller

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                                 Exhibit Index

2-1 Agreement and Plan of Share Exchange is incorporated by reference to
    Exhibit 2-1 in Registration No. 333-67427.


3-1 Certificate of Incorporation of RGS Energy Group, Inc. is incorporated by reference to Exhibit 3-1 in Registration Statement 333-67427.

3-2 By-laws of RGS Energy Group, Inc. are incorporated by reference to Exhibit
    3-2 in Registration Statement 333-67427.

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